SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

               ______________________________

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

            ____________________________________



Date of report (Date of earliest event reported):
November 1, 1996


                        DIVERSIFAX, INC.
     (Exact Name of Registrant as Specified in Charter)



     Delaware                                  0-20936
                      13-3637458
(State or Other Juris-                (Commission File
No.)              (IRS Employer
diction of Incorporation)
                 Identification No.)


39 Stringham Avenue, Valley Stream, New York
                          11580
      (Address of Principal Executive Offices)
                       (Zip Code)


Registrant's telephone number, including area code:
(516) 872-0650


                                         N/A

      (Former Name or Former Address, if Changed Since
Last Report)
ITEM 5.        Other Events.

               On November 1, 1996 DiversiFax, Inc. (the
"Company"), and its subsidiary JA-Hunt Services, Inc.
(the "Buyer") entered into a Stock Purchase Agreement
(the "Agreement") with William Toner (the "Seller") and
Copier Machine Professionals, Inc., a Pennsylvania corporation (d/b/a Business Machine Professionals, Inc.)
("BMP"). Pursuant to the Agreement, the Buyer has agreed to purchase from the Seller all of the issued and outstanding shares of BMP's no par value common stock, for a purchase price of One Million Dollars (the
"Purchase Price"), payable as follows: $100,000 was delivered by the Buyer upon execution of the Agreement
(the "Deposit") to an escrow agent, and will be held in escrow until the Closing (defined in the Agreement), at which time it shall be delivered to the Seller; and $900,000 shall be delivered by the Buyer to the Seller at the Closing, in the form of such number of shares of the Company's common stock, par value $.001 per share (the
"Common Stock"), as shall have a fair market value on such date of $900,000. The number of shares of Common Stock to be delivered shall be determined based upon the closing bid price of the Common Stock, as listed on the NASDAQ SmallCap Market, one day prior to the Closing.

       Pursuant to the Agreement, the Buyer has the right to cancel the Agreement for any reason at any time prior to the Closing. The Closing is therefore subject to, among other things, the Company completing an audit of the financial records of BMP, as well as its completion of certain other due diligence matters.

       There can be no assurance that the transactions contemplated by the Agreement will be completed or that the Buyer will purchase all or any part of the issued and outstanding shares of BMP's common stock. In the event that the Buyer cancels the Agreement, the Deposit and all interest accrued thereon will be returned to the Buyer by the escrow agent.

       BMP is a photocopier sales and service company with annual sales of approximately $5,100,000.

       Reference is made to the Agreement for all of the terms thereof, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

ITEM 7.        Financial Statements, Pro Forma Financial
Information and Exhibits

               Exhibits:

               (a)     The Agreement
                         Signatures:

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DIVERSIFAX, INC.



                                                     By: /s/
Irwin A. Horowitz
                                                         Irwin
A. Horowitz

President




Date:  November 21, 1996

                                                    EXHIBIT A

                  STOCK PURCHASE AGREEMENT


       THIS IS A STOCK PURCHASE AGREEMENT,
dated November 1, 1996, by, between and among WILLIAM TONER ("Seller"), JA-HUNT SERVICES,
INC., a Delaware corporation ("Buyer"), COPIER
MACHINE PROFESSIONALS, INC , D/B/A BUSINESS
MACHINE PROFESSIONALS, INC., a Pennsylvania corporation ("BMP"), and DIVERSIFAX, INC., a Delaware corporation which is the parent corporation of Buyer ("Diversifax"),

                         BACKGROUND

       BMP is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania.
BMP is in the business of selling and servicing copiers and other office equipment and providing supplies in connection therewith. BMP has authorized capital stock of one thousand (1000) shares, no par value, of which there is presently one hundred (100) shares issued. Seller owns all of the issued and outstanding shares of the capital stock of BMP. Seller desires to sell all of his shares of the aforementioned capital stock in BMP (the "Stock") to Buyer and Buyer desires to purchase the Stock from Seller, pursuant to the terms and conditions hereof.

       NOW, THEREFORE, in consideration of the
foregoing and the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1
THE TRANSACTION

       1.1     PURCHASE OF THE STOCK. Subject to
the terms, warranties, representations and conditions contained in this Agreement, at the Closing (as defined herein), Seller will sell and transfer to Buyer and Buyer will purchase from Seller the Stock, free and clear of all claims, liens, encumbrances, restrictions, ownership and security interests of any kind whatsoever

       1.2     EMPLOYMENT AGREEMENT.
Simultaneously with the Closing, Seller .nd Buyer shall execute an employment agreement in the form of Schedule
1.2 attached hereto.

       1.3     THE PURCHASE PRICE

               1.3.1   Amount. The purchase price payable
by Buyer to Seller (The "Purchase Price") is One Million
Dollars ($1,000,000.00).

               1.3.2   Payment of Purchase Price. The
Purchase Price shall be paid as follows:

                       (a)    Deposit. The sum of One
Hundred Thousand Dollars ($100,000.00) shall be paid by Buyer upon the execution of this Agreement (the
"Deposit"). The Deposit shall be held by Buyer's attorney, in escrow, in an insured interest bearing account to be paid to Seller with interest earned, at the Closing.

                       (b)    At Settlement. Buyer shall
deliver to Seller common stock of Diversifax with a market value of Nine Hundred Thousand Dollars ($900,000.00) determined by the closing bid price of said stock as listed on NASDAQ as of the close of trading on the day prior to the Closing (the "Diversifax Stock"). The Diversifax shall consist of the following:

                              (i)     Shares with a market
value of Four Hundred Thousand Dollars ($400,000.00) as determined in accordance with Section 1.3.2(b) above shall be included within a registration statement which shall be filed with the Securities Exchange commission within sixty
(60) days after Closing (the "Class A Stock");

                              (ii)  Shares with a market
value of Five Hundred Thousand Dollars ($500,000.00) as determined in accordance with Section 1.3.2(b) above shall not be registered (the "Class B Stock")

               1.3.3   Restrictions on the Diversifax Stock.

                       (a)    Notwithstanding any other
provision contained herein, Seller may not sell more than twenty-five percent (25%) of the Class A Stock received hereunder in any two (2) week period during the first two
(2) months following the Closing.

                       (b)    Notwithstanding any other
provision contained herein, Seller may not sell, transfer, assign or encumber any of the Class B Stock received hereunder for a period of two (2) years from the Closing and thereafter may not sell more than twenty-five percent
(25%) of the Class B Stock in any one (1) month period.

       1.4 CLOSING. The closing of the transactions contemplated herein shall take place on November 15, 1996 at 10:00 o'clock a.m., at the offices of Jeffrey S. Michels, Esquire, 1200 Bustleton Pike, Suite #9, Feasterville, PA 19053, or at such other time and location as may be agreed upon by all of the parties hereto (the "Closing" or the "Closing Date")

       1.5     DELIVERIES.

               1.5.1   Deliveries by Seller. Seller will
deliver to Buyer at Closing all of the following:

                       (a)    Certificates representing the
Stock, with duly endorsed stock powers to buyer

                       (b)    Seller's resignation as director
and officer of BMP effective as of the Closing Date in the form of Schedule 1.5.1. attached hereto.

               1.5.2   Deliveries by Buyer.  Buyer will
deliver to Seller at Closing all of the following:

                       (a)    On or before seven (7) days
following the Closing, certificates representing the Class A
Stock and the Class B Stock, with duly endorsed stock powers to Seller.

                       (b)    Written notification to the
escrow agent for the transfer of the Deposit to Seller.

               1.5.3   Future Cooperation. At any time
hereafter until all of the transactions contemplated hereby have been contemplated, the parties hereto agree to execute and deliver or cause to be executed and delivered to each other such other instruments, documents and conveyances and dictate such other actions as may be reasonably required to more effectively carry out the terms and conditions of this Agreement.

       1.6     ESCROW.

               1.6.1   Escrowed Stock. Seller shall, at the
Closing, tender ,hares of the Class B Stock with a market value of Two Hundred Thousand Dollars ($200,000) as determined in accordance with Section 1.3.2(b) above to Jeffrey S. Michels, Esquire who shall thereafter function as escrow agent (the "Escrowed Stock").

               1.6.2   Security. The Escrowed Stock shall
be held in escrow by the escrow agent for a period of one-hundred twenty (120) days from the Closing. In the event that claims are made by any THIRD PARTY against BMP for (a) taxes arising PRIOR to the Closing, or (b) debts or other liabilities arising PRIOR to the Closing which were either: (i) not disclosed by Seller to Buyer pursuant to this Agreement (including the schedules and exhibits attacheS hereto) or Seller's financial statements and records as provided herein; (ii) specifically not assumed by Buyer by writing attached hereto; or (iii) did not come into being until after the Closing but result from events occurring PRIOR to Closing (other than accrued taxes), for which Buyer or BMP shall become liable, the Escrowed
Stock (or the proceeds from the sale thereof) shall be used to satisfy such claims. In the event no such claims are made, the Escrowed Stock (or the balance thereof) shall be promptly tendered to Seller at the end of said escrow period.

               1.6.3 Disputed Liabilities. In the event any claims are made against BMP as set forth in Section 1.6.2 above, Buyer shall give Seller reasonable and timely notice of such claims and allow Seller to dispute and/or participate in the defense of such claims. Buyer shall either satisfy such claims or, in the event that Seller disputes such claims by giving Buyer reasonable and timely notice thereof, an amount of the Escrowed Stock equal to the amount of the claims shall be retained by the escrow agent until the claims dispute is resolved and, at the time of resolution, the amount of escrowed Stock set aside shall either be applied against such claims or returned to Seller.

               1.6.4 Post-Escrow Liabilities. In the event any claims are made against BMP as set forth in Section
1.6.2 above, after the end of said escrow period but prior to two (2) years from the Closing, Seller agrees to tender to the escrow agent an amount of Class B Stock (as determined by the closing bid price of said stock as listed on NASDAQ as of the close of trading on the day prior to the day on which the claims are made) equal to the amount of the claims. The portion of the Class B Stock so tendered shall then be applied or retendered in accordance with the provisions of Sections 1.6.2 and 1.6.3 above.

SECTION 2
NON-COMPETITION

       2.1     COVENANT. SUBJECT TO THE TERMS,
WARRANTIES, REPRESENTATIONS AND
CONDITIONS CONTAINED IN THIS AGREEMENT
SELLER AGREES THAT FOR A PERIOD OF THREE
(3) YEARS FROM THE DATE OF THIS AGREEMENT,
OR TWO (2) YEARS FROM THE DATE ON WHICH
SELLER'S EMPLOYMENT WITH BUYER OR
DIVERSIFAX, SHALL TERMINATE FOR ANY
REASON, WHICHEVER LAST OCCURS, SELLER
SHALL NOT, DIRECTLY OR INDIRECTLY, AS
OWNER, PRINCIPAL, ASSOCIATE, AGENT,
STOCKHOLDER, DIRECTOR, MANAGER,
REPRESENTATIVE, EMPLOYEE, COUNSELOR,
PARTNER, PARTICIPANT OR IN ANY OTHER
CAPACITY WHATSOEVER, ENGAGE IN THE SAME
OR ANY SIMILAR BUSINESS TO THAT CURRENTLY
CONDUCTED BY BMP WITHIN THE
COMMONWEALTH OF PENNSYLVANIA OR DO
BUSINESS WITH ANY CUSTOMER OF BMP OR
BUYER WITH WHOM SELLER DID BUSINESS PRIOR
TO CLOSING.

       SELLER FURTHER AGREES THAT HE WILL
NOT, AT ANY TIME AFTER THE DATE HEREOF,
DIRECTLY OR INDIRECTLY DISCLOSE OR FURNISH
TO ANY OTHER PERSON, FIRM OR COMPANY OR
OTHERWISE USE FOR PROFIT OR OTHER BENEFIT
ANY CONFIDENTIAL AND/OR PROPRIETARY
INFORMATION CONCERNING BMP OR BUYER, OR
ENCOURAGE OR CAUSE ANY EMPLOYEE OF BMP
TO TERMINATE HIS/HER EMPLOYMENT.

       2.2     NECESSARY AND REASONABLE.
SELLER REPRESENTS THAT HE IS FAMILIAR WITH
THE BUSINESS IN WHICH BMP AND BUYER ARE
ENGAGED AND AGREES TEAT THE RESTRICTIONS
HEREIN SET FORTH ARE NECESSARY AND
REASONABLE IN ORDER TO PROTECT BUYER.

SECTION 3
LEASEHOLDS

       3.1 Buyer shall have the right to terminate this Agreement if Buyer is unable to obtain a lease for the premises located at 341 West Lincoln Highway, Penndel,
Pennsylvania 19047. between BMP and the owner of said premises. The material terms of said lease shall be as follows: three (3) years beginning on the Closing, at a monthly rental of Seven Thousand Five Hundred Dollars
($7,500.00) per month; Buyer shall have the right to extend the lease for an additional three (3) year term at a rental increase of twelve percent (12%). The aforementioned lease must be available and ready for execution at the time this Agreement is executed.

SECTION 4
REPRESENTATIONS AND WARRANTIES

       4.1 Seller hereby represents and warrants to Buyer that:

               4.1.1 Seller is the sole owner of the Stock and has good and marketable title to the Stock, free and clear of all claims, liens, encumbrances, restrictions, ownership and security interests of any kind whatsoever.

               4.1.2   Seller has the full right, power and
authority to enter into this Agreement and consummate the transactions contemplated hereby and such execution and performance does not require the consent or permission of any third party and does not violate the terms of any other agreement, instrument or decree to which Seller is a party or by which he is bound.

               4.1.3   The aggregate number of shares of
stock which BMP has authority to issue is one thousand
(1000) shares of capital stock, having a no par value, of which one hundred (100) have been duly issued for full, adequate and valuable consideration and are now validly outstanding and non-assessable.

               4.1.4   This Agreement constitutes a valid
and binding agreement of Seller and is enforceable against Seller in accordance with its terms, and as of the Closing will not conflict with, constitute a default under, cause either Seller or BMP to be in breach of, violation of or result in the creation or imposition of any security interest in or encumbrance upon the Stock under any other agreement or instrument to which either Seller or BMP is bound.

               4.1.5   No option, rights to acquire or
agreements for the sale of the Stock or any other securities of BMP are outstanding.

               4.1.6   BMP is a corporation duly organized
and validly existing under and by virtue of the laws of the Commonwealth of Pennsylvania with all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted.

               4.1.7   BMP is now in good standing with
the Commonwealth of Pennsylvania and there is no action or proceeding pending to dissolve BMP, or to declare its corporate power, rights, franchises, or privileges, or any of them to be null and void.

               4.1.8   BMP has no subsidiaries.

               4.1.9   BMP's sole place of business is 341
West Lincoln Highway, Penndel, Pennsylvania 19047.

               4.1.10         The execution of this
Agreement and the consummation of the transactions contemplated herein will not cause Seller to violate any provision of any law, statute, rule, regular-on or order of any governmental authority or the Articles of Incorporation or By-Laws of BMP.

               4.1.11         ALL OF THE PARTIES
HERETO ACKNOWLEDGE AND AGREE THAT
SELLER IS MAKING NO REPRESENTATION OR
WARRANTY TO BUYER OR ANYONE ELSE
INVOLVED IN THIS TRANSACTION CONCERNING
THE CONDITION OF THE CHATTELS, FIXTURES
AND EQUIPMENT OWNED BY BMP EXCEPT A
REPRESENTATION AND WARRANTY OF TITLE,
AND BUYER HAS AGREED TO ACCEPT THE
AFORESAID CHATTELS, FIXTURES AND
EQUIPMENT ACCORDINGLY, EXCEPT THAT THE
AFORESAID ITEMS SHALL BE IN SUBSTANTIALLY
THE SAME CONDITION AT CLOSING AS THEY ARE
ON THE DATE OF THIS AGREEMENT,
REASONABLE WEAR AND TEAR EXCEPTED.

               4.1.12         A true and complete list of all
leases and installment sale contracts for equipment, fixtures, furnishings and inventory presently (of record or beneficially) leased or being purchased by BMP, is attached hereto, made a pare hereof, and identified as Schedule
"4.1.12".

               4.1.13         The books, records and
financial statements of BMP made available to the Buyer are substantially true and correct and contain no material omissions with respect to the business and operation of BMP. All such books and records have been prepared in accordance with generally accepted accounting provisions, consistently applied.

               4.1.14         Between the date hereof and
the Closing, there has been no material adverse change in the financial condition of BMP except as a result of the ordinary course of business.

               4.1.15         Except as and to the extent
reflected and reserved against on the Financial statements, BMP has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due, or to become due (including, but not limited to, no liabilities for taxes in respect of or measured by the income of BMP for any period prior to the Closing or arising out of any transaction involving BMP entered into prior to the Closing or any set of circumstances existing prior to the Closing).

               4.1.16         There are no claims, lawsuits
or proceedings pending, or to the best of Seller's knowledge threatened against, or relating to BMP in any court or before any governmental agency except as noted on Schedule "4.1.16" attached hereto and made a part hereof.

               4.1.17         BMP is solvent and not in the
hands of a receiver, nor is any application for receivership pending. BMP is a growing business and has never suspended its operations. No proceedings are pending by or against it in bankruptcy or reorganization in any state or Federal court.

               4.1.18         BMP is not a party to any
collective bargaining agreement. No employee of BMP is a member of any union, or to the best of Seller's knowledge has any action been taken by any employee of BMP to form a collective bargaining unit, a union or affiliate with any union.

               4.1.19         As of the Closing, there will
be no corporate Stock Purchase Plan, Pension Plan, Profit Sharing Plan or other retirement plan (including 401Ks) for BMP or any of its employees in existence other than as set forth on Schedule 4.1.19 attached hereto, nor shall there be any employment contracts with any employee.

               4.1.20         Schedule 4.1.20 attached
hereto sets forth of each employee of BMP, their respective pay, terms of employment, accrued vacation time, personal time and/or sick time.

               4.1.21         All Federal, state and local
reports or returns including, but not limited to, tax reports and returns of any nature whatsoever, required to be filed which shall be due on or before the Closing will have been duly filed by the Seller and all payments reported on such reports and returns as due from the Seller, together with all interest and penalties relating thereto, will have been paid in full as of the Closing.

               4.1.22         Any and all taxes for which
there may be no return which shall be due on or before the Closing will have been duly paid, together with all interest and penalties, prior to Closing

               4.1.23         The Federal Income Tax
Returns of BMP have never been audited by the Internal
Revenue Service.

               4.1.24         Between the date hereof and
the Closing, BMP has not borrowed any amount or incurred or become subject to any material liabilities, except (i) current liabilities incurred in the ordinary course of business and (ii) liabilities under contracts entered into in the ordinary course of business.

               4.1.25         Between the date hereof and
the Closing, BMP has not sold, assigned or transferred any portion of BMP's tangible assets, except in the ordinary course of business, or canceled any debts or claims.

               4.1.26         Between the date hereof and
the Closing, BMP has not suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past practice.

               4.1.27         Between the date hereof and
the Closing, BMP has not entered into any other transaction other than in the ordinary course of business or entered into any other material transaction, whether or not in the ordinary course of business.

               4.1.28         To the best of Seller's
knowledge, Seller has complied in all material respects with all laws, statutes, rules, regulations and orders applicable to BMP and has all permits required for the conduct of BMP's business.

               4.1.29 Seller represents and warrants that he has not employed or engaged any person, firm or corporation who is or may be entitled to a brokerage commission, finder's fee, or the like, in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby

               4.1.30         BMP has not authorized,
declared, paid or effected any dividend, liquidating or other distribution, in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any such stock other than as set forth on Schedule 4.1.30 attached hereto.

               4.1.31         There have been no accepted
purchase orders, quotations, arrangements or understandings for future sales or services by BMP which BMP expects will not be profitable.

               4.1.32         No representation or warranty
contained herein contains any untrue statement of a material fact or omits any material fact necessary to provide Buyer with proper information as to Seller or BMP.

       4.2     Buyer hereby represents and warrants to
Seller that:

               4.2.1   Buyer is a corporation duly organized
and validly existing under the laws of the State of Delaware.

               4.2.2   Buyer is now in good standing with
the State of Delaware and all other jurisdictions in which it is authorized/qualified to do business and there is no action or proceeding pending to dissolve the Buyer, or to declare its corporate powers, rights, franchises, or privileges, or any of them to be null and void in any jurisdiction.

               4.2.3   Buyer has the full right, power and
authority to enter into this Agreement and consummate the transactions contemplated thereby and such execution and performance does not require the consent or permission of any third party and does not violate the terms of any other agreement, instrument or decree to which Buyer is a party or by which it is bound.

               4.2.4   The execution of this Agreement and
the consummation of the transactions contemplated herein will not cause Buyer to violate any provision of any law, statute, rule, regulation or order of any governmental authority or the Articles of Incorporation or by-law provision of Buyer. No notice, report or consent must be filed with or obtained by Buyer from any governmental authority in connection with the execution hereof or the consummation of the transactions contemplated hereby.

               4.2.5   This Agreement constitutes a valid
and binding agreement of Buyer and is enforceable against Buyer in accordance with its terms.

               4.2.6   Buyer is the sole owner of the Class
A Stock and the Class B Stock and has good and marketable title to the Class A Stock and the Class B
Stock, free and clear of all claims, liens, encumbrances, restrictions, ownership and security interests of any kind whatsoever.

               4.2.7   The aggregate number of shares of
common stock which Diversifax has authority to issue is twenty-five million (25,000,000.00) shares of Class A
Stock, having a par value of $.001 per share, of which approximately 14,000,000 have been duly issued for full, adequate and valuable consideration and are now validly outstanding and non-assessable.

               4.2.8   There are no claims, lawsuits or
proceedings pending or to the best of Buyer's knowledge threatened against, in any court or before any governmental agency which might adversely affect Buyer's ability to consummate the transactions contemplated hereby.

               4.2.9   Buyer represents and warrants that
Buyer has not employed or engaged any period, firm or corporation who is or may be entitled to a brokerage commission, finder's fee, or the like, in connection with the execution of this Agreement or the consummation of the transactions.contemplated hereby.

               4.2.10         No representation or warranty
contained herein contains any untrue statement of a material fact or omits any material fact necessary to provide the Seller with proper information as to Buyer.

SECTION 5
SURVIVAL

       5.1 All covenants, representations and warranties of the parties hereto shall survive the execution of this Agreement, the Closing and the consummation of the transactions contemplated in this Agreement (including all exhibits hereto and other Agreements referenced herein).

SECTION 6
INDEMNIFICATION

       6.1     INDEMNIFICATION IN FAVOR OF
SELLER. Buyer will indemnify and hold Seller harmless against and in respect of:

               6.1.1   Any and all damage or deficiency
resulting from any misrepresentation, breach of warranty or non-fulfillment of any provision of this Agreement and or its Exhibits by Buyer.

               6.1.2   Any claim of any nature whatsoever
arising out of the operation of BMP subsequent to the Closing, unless caused by the gross negligence of Seller

               6.1.3   Any and all actions, suits,
proceedings, demands, audits, assessments, judgments, costs (including costs of quit and attorney's fees) or other expenses incident to, claimed against and/or incurred by Seller on account of the items referred co in this Section
6.1.

       6.2     INDEMNIFICATION IN FAVOR OF
BUYER. Seller will indemnify and hold Buyer harmless against and in respect of:

               6.2.1   Any and all damage or deficiency
resulting from any misrepresentation, breach of warranty or non-fulfillment of any provisions of this Agreement and/or its Exhibits by Seller.

               6.2.2   Any claim of any nature whatsoever
arising out of or relating to the operation of BMP prior to the Closing and not disclosed herein, unless caused by the gross negligence of Buyer.

               6.2.3   Any and all actions, suits,
proceedings, demands, audits, assessments, judgments, costs (including costs of suit and attorney's fees) or other expenses incident to, claimed against and/or incurred by Buyer on account of the items referred to in this Section
6.2.

       6.3 NOTICE. In the event any claims are made against any party hereto which may give rise to a right of indemnification against any other party hereto, the party against whom such claim is made shall give the parties against whom a right of indemnification may exist reasonable and timely notice of such claim and allow such other parties the right to participate in the defense of such claims

                          SECTION 7
                   DEFAULT AND ENFORCEMENT

       7.1     BUYER'S DEFAULT. Except as provided
in Section 10.4 hereof, in the event that Buyer shall fail to consummate the transactions contemplated herein
(including, but not limited to the failure to satisfy any condition precedent contained herein, unless otherwise specified) or otherwise violate any provision or any exhibit or schedule hereto (an which event Buyer shall be deemed to be in default) Seller shall be entitled to receive and retain the Deposit (and interest earned thereon), which such sum shall net be deemed liquidated damages but payment on account of damages, and may, in addition, prosecute any legal or equitable actions to which Seller may be untitled.

       7.2     SELLER'S DEFAULT. In the event Seller
shall fail to consummate the transactions contemplated herein (including, but not limited to the failure to satisfy any condition precedent contained herein, unless otherwise specified) or otherwise violate any provision of this Agreement or any exhibit or schedule hereto (in which event Seller shall be deemed to be in default) Buyer shall be entitled to receive and retain the Deposit hand interest earned thereon) and may, in addition, prosecute any legal or equitable actions to which Buyer may be entitled.

                          SECTION 8
          CONDUCT OF BUSINESS PRIOR TO THE CLOSING

       8.1     NORMAL CONDUCT. The Seller covenants
with the Buyer that between the date hereof and the Closing, the Seller shall:

               8.1.1   Diligently conduct the business of
BMP in accordance with Seller's normal business practices.

               8.1.2   Use his best efforts to keep in full
force and effect all material rights relating or pertaining to BMP.

       8.2     OPERATION OF BUSINESS. Immediately
upon the execution of this agreement Buyer shall have the authority to run the day-to-day operations of the business of BMP until such time as this Agreement is terminated for any reason. During the aforementioned time, Buyer shall:

               8.2.1   Diligently conduct the business of
BMP in accordance with Seller's normal.business practices.

               8.2.2   Use its best efforts to keep in full
force and effect all material rights relating or pertaining to BMP.

               8.2.3   Not withdraw or remove any monies,
equipment or other items from BMP until such time as the Closing is consummated. In the event that this Agreement is terminated for any reason, all monies, equipment, or profits generated during the period set forth in Section 8.2 shall be the sole property and right of BMP, and Buyer shall not be entitled to renumeration of any kind.

               8.2.4   In the event that the transactions
contemplated herein shall be consummated on the Closing, Buyer shall be entitled to the proceeds of all sales and/or operations of BMP after the date of this Agreement. In the event that the transactions contemplated herein shall not be consummated on the Closing for any reason whatsoever, Seller shall be entitled to the proceeds of all sales and/or operations of BMP after the date of this agreement

                          SECTION 9
                       ACCESS TO BUYER

       9.1 ACCESS. Seller shall give to Buyer and its accountants and other representatives, full access, during normal business hours, to BMP and all books and records concerning BMP and will furnish Buyer with such information regarding BMP as Buyer may reasonably request including an audited balance sheet of BMP as of October 31, 1996 (the cost of such audit shall be borne by Buyer). The balance sheet shall be prepared in accordance with generally accepted accounting principles consistently applied.

       9.2     CONFIDENTIALITY. Buyer agrees that
prior to the Closing, Buyer shall keep all information concerning BMP obtained from Seller and/or the aforesaid books, records and financial statements referenced in
Section 9.1 confidential.

       In the event that the transactions contemplated herein are not consummated, Buyer agrees to return all originals, photocopies duplicates, copies and excerpts of said books, records and financial statements to Seller within a reasonable time and further agrees that it shall always keep all information concerning BMP and/or Seller obtained from the Seller and/or the aforesaid books, records and financial statements confidential and shall not use same to compete with Seller in any manner whatsoever.

                         SECTION 10
             CONDITIONS PRECEDENT TO SETTLEMENT

       The obligations of Buyer and Seller pursuant to this Agreement are, at the election of the appropriate respective party, subject to the conditions that:

       10.1    COMPLIANCE. The Buyer and Seller shall
have complied with and duly performed all of the terms and conditions on their respective parts to be complied with and duly performed prior to the Closing.

       10.2    REPRESENTATIONS. The representations
and warranties of the Buyer and Seller contained herein shall be true and correct as of the Closing.

       10.3    DOCUMENTS. All documents required to
be delivered by the parties hereto at Settlement are properly delivered at that time.

       10.4    RIGHT TO CANCEL. Buyer shall have the
right to cancel this Agreement for any reason prior to Closing. In the event Buyer elects to cancel this Agreement, the Deposit shall be returned to Buyer with interest accrued thereon.

                         SECTION 11
                        ESCROW AGENT

       11.1    RELIANCE.

               11.1.1         Notwithstanding any other
provision of this Agreement (including any exhibit, schedule or other attachment hereto) any escrow agent acting pursuant to any provision of this Agreement
(including any exhibit, schedule or other attachment hereto) shall function as escrow agent on behalf of Seller and Buyer.

               11.1.2         The escrow agent may confer
with counsel with respect to any question relating to the escrow agents duties and responsibilities and the escrow agent shall be protected in acting upon such advice as well aa upon any certificate, statement or notice from any party or other person with regard not only to the due execution of such certificate, statement or notice but as to its validity and effectiveness and the truth and acceptability of any information contained therein.

       11.2 LIABILITY. The escrow agent shall not be liable for any act or omiSsion done in good faith and shall be liable only for acts or omissions constituting gross negligence or willful misconduct. with the exception of acts or omissions constituting gross negligence or willful misconduct, Seller and Buyer jointly and severally, agree to defend, indemnify and hold harmless the escrow agent from and on account of any damages and/or costs attributable to the escrow agents services as the escrow agent.

       11.3    REMOVAL. Any escrow agent serving
pursuant to this Agreement may be removed by any party hereto with the prior written consent of all other parties. Any escrow agent serving pursuant to this Agreement may resign by giving no less than five (5) days notice of resignation to both Buyer and Seller. In the event that any escrow agent serving pursuant to this Agreement shall be removed, resign and/or become unable to serve (by death, disability or other reason a successor escrow agent shall be appointed by the parties hereto

SECTION 12
TAX REPORTING

       12.1 The parties hereto agree to report the various aspects of this transaction as set forth herein for the purposes of all federal and state tax reporting.

                         SECTION 13
                           NOTICE

       13.1 Any notice required to be given pursuant to this Agreements shall be sent (by: hand delivery, certified mail, return receipt requested; overnight express delivery service; telegram, telex; or telecopy) with all postage or other charges of conveyance prepaid to the following addresses (or any superseding addresses specified by proper notice) and shall be effective upon the earlier of: the actual receipt thereof; or the second day (excluding weekends and Federal holidays) after the proper sending thereof:

       Seller:                        William Toner 69
Creek Road
                                      Churchville, PA 18966

       Buyer:                         JA-HUNT, INC.
                                      39 Stringham Avenue
                                      Valley Stream, NY
11580

                         SECTION 14
                        MISCELLANEOUS

       14.1    WAIVERS. One or more waivers of any
representation, covenant, term or condition contained herein shall not be construed as a waiver of a subsequent breach of the same representation, covenant, term or condition. The consent or approval by either party to or of the act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

       14.2    ASSIGNMENT. No rights created by this
Agreement may be assigned and no duties created by this Agreement may be delegated.

       14.3    CONTEXT. Reference in this Agreement to
the singular shall be meant to include reference to the plural and vice versa. Reference in this Agreement to the masculine gender shall be meant to include the female and neuter and vice versa.

       14.4 HEADINGS. The headings of any Article or Section hereof are for reference only and shall not in any way affect the meaning or interpretation thereof.

       14.5    PREAMBLE. The preamble set forth at the
outset of this Agreement is incorporated herein by this reference. The preamble, however, is intended to be of an interpretational nature only and is not intended to be construed as establishing any duty, obligation or right independent of those contained in an Article or Section.

       14.6    SCHEDULES AND EXHIBITS. Schedules
and exhibits referenced in this Agreement are incorporated herein by this reference.

       14.7    SEVERABILITY. All agreements and
covenants herein contained are severable. In the event that any provision of this Agreement should be held to be unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected thereby.
Any court (or arbitrator) construing this Agreement is expressly granted the authority to revise any invalid or unenforceable provision hereof in order to render same enforceable.

       14.8    MERGER. This Agreement (including all
exhibits, schedules and other attachments hereto and all other agreements referred to herein) incorporates and embodies the entire understanding and agreement between the parties hereto with reference to the subject matter hereof and to any of the matters hereinbefore discussed or mentioned in referenced to the subject matter hereof; all prior promises, representations, agreements, understandings and arrangements thereto being herein merged.

       14.9    BENEFIT. Except as herein otherwise
provided, thiS Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective personal representatives, heirs, successors and assigns.

       14.10   APPLICABLE LAW. This Agreement shall
be subject to and shall be construed under the laws of the Commonwealth of Pennsylvania.

       IN WITNESS WHEREOF, the parties have
executed this Agreement or caused this Agreement to be executed on the day and year first above written.

/s/ William Toner
William Toner                                        Witness

JA-HUNT SERVICES, INC.

By:/s/ Barry Slauter
       President                                     Attest

COPIER MACHINE PROFESSIONALS, INC
D/B/A BUSINESS MACHINE PROFESSIONALS, INC.

/s/ William Toner
William Toner, President                             Attest

DIVERSIFAX, INC.

By:/s/ Irwin A. Horowitz
       President                                     Attest

The undersigned agrees to be bound
as escrow agent by the provisions
of Article 11 hereof.

                       SCHEDULE 1.5.1

                         RESIGNATION

The undersigned hereby resigns as an officer and director of Copier Machines Professionals, Inc., d/b/a Business
Machine Professionals, Inc., effective as of November 1,
1996.


                                                     /s/
William Toner
                                                     William
Toner
Dated: November 1, 1996